Exhibit 10.4

SUBSCRIPTION AGREEMENT

The Growth for Good Acquisition Corporation
12 E 49th Street, 11th Floor

New York, New York 10017

Ladies and Gentlemen:

As previously disclosed, The Growth for Good Acquisition Corporation, a Cayman Islands exempted company (“G4G”), Zero Nox, Inc., a Wyoming corporation (“Zero Nox”), and G4G Merger Sub Inc., a Delaware corporation (“Merger Sub”) and subsidiary of G4G, entered into an Agreement and Plan of Merger, dated as of March 7, 2023 (as may be amended, supplemented or otherwise modified or waived from time to time, the “Transaction Agreement”) to consummate a business combination, pursuant to which, among other things, (i) Merger Sub shall merge with and into Zero Nox (the “Merger”), with Zero Nox surviving the Merger as a wholly owned subsidiary of G4G, (ii) G4G shall domesticate as a Delaware corporation (the “Domestication”), and (iii) as a result of the Merger, G4G will change its name to “Zero Nox Holdings, Inc.” (“New Zero Nox”).

In connection with the proposed business combination (the “Transaction”), the undersigned (the “Investor”) has agreed to purchase shares of common stock, par value $0.0001 per share (the “Shares”), of New Zero Nox for a purchase price of $[___] per share (the “Per Share Purchase Price”). The aggregate purchase price to be paid by the Investor for the subscribed Shares (as set forth on the signature page hereto) is referred to herein as the “Subscription Amount.” By executing this agreement (this “Subscription Agreement”), the Investor is agreeing to purchase on the closing date of the Transaction an aggregate amount of [___] Shares, at a per share price equal to the Per Share Purchase Price.

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, the Investor and G4G agree as follows:

1.            Subscription. Subject to the terms and conditions set forth in this Subscription Agreement, (i) the Investor hereby subscribes for and agrees to purchase from G4G at the Closing (as defined herein), and (ii) G4G hereby irrevocably agrees to issue and sell to the Investor, in each case, the number of Shares set forth on the signature page of this Subscription Agreement.

2.            Closing. The closing of the sale of the Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction, as provided in the Transaction Agreement. The Closing shall occur on the date of, and substantially concurrently with and conditioned upon the effectiveness of the Transaction. Upon (i) satisfaction or waiver in writing of the conditions set forth in this Section 2 and Section 3 and (ii) delivery of written notice from (or on behalf of) G4G to the Investor (the “Closing Notice”) that G4G reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on a date that is not less than two (2) business days from the date on which the Closing Notice is delivered to the Investor (the “Closing Date”), the Investor shall, no later than one (1) business day after receipt of the Closing Notice, commence delivery to G4G of the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified by G4G in the Closing Notice (which account shall be an escrow account established with Continental Stock Transfer and Trust Company). On the Closing Date, G4G shall issue (A) the number of Shares set forth on the signature page of this Subscription Agreement in book entry form, free and clear of any liens or other restrictions (other than those arising under applicable securities laws), in the name of the Investor (or its nominee in accordance with its delivery instructions) or to a custodian designated by the Investor, as applicable, and (B) no later than three (3) business days thereafter, evidence from G4G’s transfer agent evidencing the issuance to the Investor of such Shares on and as of the Closing Date. If the closing of the Transaction does not occur within ten (10) business days after the Closing Date set forth in the Closing Notice, G4G shall promptly (but not later than two business days thereafter) return the funds so delivered by the Investor to G4G by wire transfer in immediately available funds to the account specified by the Investor. For purposes of this Subscription Agreement, “business day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

3.            Closing Conditions.

a.            The obligation of the parties hereto to consummate the purchase and sale of the Shares pursuant to this Subscription Agreement is subject to the satisfaction or valid waiver by each of the parties hereto of the following conditions on the Closing Date:

(i)            no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

(ii)            (A) all conditions precedent to the closing of the Transaction shall have been satisfied or waived, as determined by the parties to the Transaction Agreement (other than those conditions which, by their nature, may only be satisfied at the closing of the Transaction) and (B) the closing of the Transaction shall be scheduled to occur substantially concurrently with the Closing; and

(iii)            from and after the date hereof, there shall have not occurred any Material Adverse Effect (as defined herein).

b.            The obligation of G4G to consummate the issuance and sale of the Shares pursuant to this Subscription Agreement shall be subject to the satisfaction or valid waiver by G4G of the following additional conditions on the Closing Date:

(i)            all representations and warranties of the Investor contained in this Subscription Agreement are true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects), at and as of the Closing Date (except for these representations and warranties that speak as of a specified earlier date, which shall be so true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects as of such specified earlier date)), and consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations and warranties of the Investor contained in this Subscription Agreement as of the Closing Date or such earlier date, as applicable; and

(ii)            the Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

c.            The obligation of the Investor to consummate the purchase of the Shares pursuant to this Subscription Agreement shall be subject to the satisfaction or valid waiver by the Investor of the following additional conditions on the Closing Date:

(i)            all representations and warranties of G4G contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by G4G of each of the representations and warranties of G4G contained in this Subscription Agreement as of the Closing Date;

(ii)            G4G shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii)            the terms of the Transaction Agreement (as in effect on the date hereof) shall not have been amended, modified or waived in a manner that would reasonably be expected to adversely affect the economic benefits that the Investor would reasonably expect to receive under this Subscription Agreement;

(iv)            G4G shall have filed with The Nasdaq Stock Market LLC (“Nasdaq”) an application for the listing of additional shares that shall include the listing of the Shares being issued and sold hereunder, and such Shares shall have been approved for listing, subject to official notice of issuance; and

(v)            all consents, waivers, authorizations or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq and any stockholder approval required by the rules and regulations of Nasdaq) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Shares) required to be made in connection with the issuance and sale of the Shares shall have been obtained or made, except where the failure to so obtain or make would not prevent G4G from consummating the transactions contemplated hereby, including the issuance and sale of the Shares.

4.            Further Assurances. At the Closing, each of the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement. Upon the terms and subject to the conditions set forth in this Subscription Agreement, at or prior to Closing, each of the parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party hereto in doing, all things reasonably necessary, proper or advisable under applicable legal requirements to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Subscription Agreement.

5.            G4G Representations and Warranties. G4G represents and warrants to the Investor, as of the date hereof and as of the Closing Date that, other than as set forth in G4G’s filings with the Securities and Exchange Commission (the “SEC”), together with any amendments, restatements or supplements thereto (the “SEC Documents”):

a.            Prior to the Domestication, G4G has been duly incorporated and is validly existing and in good standing under the laws of the Cayman Islands (to the extent such concept exists in such jurisdiction), with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. As of the Closing Date, following the Domestication, G4G will be duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b.            As of the Closing Date and following the Domestication, the Shares offered hereby will be duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under G4G’s organizational documents (as in effect at such time of issuance) or any other agreement to which G4G is a party or under the Delaware General Corporation Law or laws of the Cayman Islands, if applicable.

c.            This Subscription Agreement has been duly authorized, executed and delivered by G4G and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Investor, this Subscription Agreement constitutes the valid and binding agreement of G4G and is enforceable against G4G in accordance with its terms, except as may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, whether considered at law or equity.

d.            The execution and delivery of this Subscription Agreement and the Transaction Agreement, the issuance and sale of the Shares contemplated hereby and the compliance by G4G with all of the provisions of this Subscription Agreement and the Transaction Agreement and the consummation of the transactions contemplated herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of G4G or any of its subsidiaries or the Shares pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which G4G or any of its subsidiaries is a party or by which G4G or any of its subsidiaries is bound or to which any of the property or assets of G4G is subject, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, prospects, general affairs, management, financial position, stockholders’ equity or results of operations of G4G and its subsidiaries, taken as a whole, or materially and adversely affect: (A) the ability of G4G to timely consummate the Transaction; (B) the validity of the Shares; or (C) the legal authority or ability of G4G to comply in all material respects with or timely perform the terms of this Subscription Agreement, including the issuance and sale of the Shares ((A)-(C) collectively, a “Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of G4G (the “Organizational Documents”); or (iii) result in any violation of any statute or any law, judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over G4G or any of their properties that would reasonably be expected to have a Material Adverse Effect.

e.            G4G is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by G4G of the Transaction Agreement or this Subscription Agreement (including, without limitation, the issuance of the Shares pursuant to this Subscription Agreement), other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) filings required by Nasdaq, or such other applicable stock exchange on which G4G’s ordinary shares are then listed and (iv) those the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

f.            As of the date of this Subscription Agreement, the issued and outstanding ordinary shares of G4G are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are listed for trading on Nasdaq. There is no suit, action, proceeding or investigation pending or, to the knowledge of G4G, threatened against G4G by Nasdaq or the SEC to deregister the Shares under the Exchange Act or prohibit or terminate the listing of the Shares, or suspend the trading of the Shares, on Nasdaq, excluding, for the purpose of clarity, the customary ongoing review by Nasdaq in connection with the Transaction and any action in connection with the Domestication. Upon consummation of the Transaction and following the Domestication, the issued and outstanding shares of common stock of New Zero Nox are expected to be registered pursuant to Section 12(b) of the Exchange Act and listed for trading on Nasdaq.

g.            Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6, no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Shares by G4G to the Investor hereunder. The Shares offered hereby (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Neither G4G, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any G4G security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by G4G on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act. The Shares offered hereby will not be subject to a lock-up agreement with G4G, or other contractual agreement restricting transfer, other than such restrictions on transfer as required by applicable securities laws.

h.            Except as would not reasonably be expected to result in a Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of G4G, threatened against G4G or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against G4G.

i.            G4G is in compliance with all applicable law, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect. G4G has not received any written communication from a governmental authority that alleges that G4G is not in compliance with or is in default or violation of any applicable law.

j.            G4G has not paid, and is not under any obligation to pay, any broker’s fee or commission in connection with the sale of the Shares hereunder.

k.            G4G is not, and immediately after receipt of payment for the Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

l.            G4G has provided the Investor an opportunity to ask questions regarding G4G, Zero Nox and the Transaction, and made available to Investor all the information reasonably available to G4G that Investor has reasonably and customarily requested for deciding whether to acquire the Shares.

m.            As of the date of this Subscription Agreement, the authorized share capital of G4G is $50,000 divided into (i) 479,000,000 G4G Class A ordinary shares, of which 26,100,000 shares are issued and outstanding, (ii) 20,000,000 G4G Class B ordinary shares, of which 6,325,000 shares are issued and outstanding, and (iii) 1,000,000 preference shares of par value $0.0001 each, of which no shares are issued and outstanding (clauses (i), (ii) and (iii) collectively, the “G4G Securities”). All issued and outstanding G4G Securities (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable law, including federal and state securities laws, and all requirements set forth in (A) the Organizational Documents, and (B) any other applicable contracts governing the issuance of such securities, and were issued free and clear of all liens other than transfer restrictions under applicable securities laws and the Organizational Documents; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable law, the Organizational Documents or any contract to which G4G is a party or otherwise bound. As of the date of this Subscription Agreement, 12,650,000 G4G public warrants and 400,000 G4G private placement warrants are issued and outstanding. As of the date of this Subscription Agreement, 25,300,000 rights, each entitling the holder thereof to receive one-sixteenth (1/16) of one G4G Class A ordinary share upon the consummation of the Transaction, are issued and outstanding.

n.            As of the date of this Subscription Agreement, except as set forth above or pursuant to the Organizational Documents, any other subscription agreement for G4G’s securities, the Transaction Agreement or any promissory notes that may be issued by G4G’s sponsor to G4G for working capital purposes, (i) G4G has not granted any outstanding options, stock appreciation rights, warrants, rights or other securities convertible into or exchangeable or exercisable for G4G Securities or any other equity interests of G4G or entered into any other commitments or agreements providing for the issuance of additional shares, the sale of treasury shares, the repurchase or redemption of any G4G Securities or any other equity interests of G4G, (ii) there are no stockholder agreements, voting trusts or other agreements or understandings to which G4G is a party or by which it is bound relating to the voting of any securities of G4G, (iii) G4G had no outstanding indebtedness and will not have any outstanding long-term indebtedness as of immediately prior to the Closing and (iv) no other capital equity or other voting securities of G4G are issued, reserved for issuance or outstanding.

o.            There has been no action taken by G4G, or, to the knowledge of G4G, any officer, director, equityholder, manager, employee, agent or representative of G4G, in each case, acting on behalf of G4G, in violation of any applicable Anti-Corruption Laws (as herein defined), and (i) G4G has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) G4G has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) G4G has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.

6.            Investor Representations and Warranties. The Investor represents and warrants to G4G that:

a.            The Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) the investment adviser if any, to which the Investor has delegated decision-making authority over investments is an “institutional account” (as defined in FINRA Rule 4512(c)), (iii) is acquiring the Shares only for his, her or its own account and not for the account of others, or if the Investor is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the Investor or the investment adviser to which Investor has delegated decision-making authority over investments has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iv) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). The Investor is not an entity formed for the specific purpose of acquiring the Shares.

b.            The Investor understands that (i) G4G represents and warrants that the Shares offered hereby are being offered in a transaction not involving any public offering within the meaning of the Securities Act and (ii) that the Shares have not been registered under the Securities Act. The Investor understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) pursuant to offers and sales that qualify as “offshore transactions” within the meaning of Regulation S under the Securities Act, (ii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof (including those set out in Rule 144(i) which are applicable to G4G) have been met or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, including pursuant to a private sale effected under Section 4(a)(7) of the Securities Act, and in each of cases (i) and (ii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares offered hereby shall contain a restrictive legend to such effect, which legend shall be subject to removal as set forth herein. The Investor understands and agrees that the Shares offered hereby will be subject to transfer restrictions described herein, and, as a result, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges and agrees that the Shares offered hereby will not immediately be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the date that G4G files a Current Report on Form 8-K following the Closing Date that includes the “Form 10” information required under applicable SEC rules and regulations. The Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Shares. By making the representations herein, the Investor does not agree to hold any of the Shares offered hereby for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

c.            The Investor understands and agrees that the Investor is purchasing the Shares directly from G4G. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by G4G, Zero Nox or their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements made by G4G and included in this Subscription Agreement and in any other documents delivered by G4G to the Investor in accordance with the terms hereof.

d.            The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares offered hereby, including with respect to G4G, Zero Nox and the Transaction. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has had the opportunity to review the SEC Documents. The Investor represents and agrees that the Investor and the Investor’s professional advisor(s), if any (i) have had the opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares and (ii) have independently made their own analysis and decision to invest in G4G. However, neither any such inquiries, nor any due diligence investigation conducted by the Investor or any of the Investor’s professional advisors nor anything else contained herein, shall modify, limit or otherwise affect the Investor’s right to rely on G4G’s warranties, covenants and agreements contained in this Subscription Agreement. The Investor further acknowledges that any such information consisting of financial estimates, projected financial information and other forward-looking information provided by G4G, Zero Nox or their respective affiliates or representatives is based on a number of assumptions and estimates that are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies which are beyond the control of G4G and Zero Nox, and that it is understood that such projections, as to future events, are not to be viewed as facts, that actual results during the period or periods covered by any such projections may differ significantly from the projected results and that such difference may be material and that such projections are not a guarantee of financial performance.

e.            The Investor became aware of this offering of the Shares offered hereby solely by means of direct contact between the Investor and Zero Nox, or a representative of Zero Nox, and the Shares were offered to the Investor solely by direct contact between the Investor and Zero Nox, or a representative of Zero Nox. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means. The Investor acknowledges G4G’s representation that the Shares offered hereby were not offered to the Investor by any form of general solicitation or general advertising. Other than in the event of fraud, Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation, or any of their respective affiliates or any of their or their respective affiliates’ control persons, officers, directors, employees or representatives, other than (i) the SEC Documents and (ii) the representations and warranties of G4G contained in this Subscription Agreement, in making its investment or decision to invest in G4G.

f.            The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in G4G’s SEC Documents. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision.

g.            Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in G4G. The Investor acknowledges specifically that a possibility of total loss of investment exists. The Investor will not look to G4G or Zero Nox for all or part of any such loss or losses the Investor may suffer.

h.            The Investor represents that no disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to the Investor or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Investor hereby agrees that it shall notify G4G promptly in writing in the event a Disqualification Event becomes applicable to the Investor or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 6(h), “Rule 506(d) Related Party” shall mean a person or entity that is a direct beneficial owner of the Investor’s securities for purposes of Rule 506(d) under the Securities Act.

i.            Assuming the accuracy of G4G’s representations and warranties set forth in Section 5, no foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in G4G as a result of the Investor’s purchase and sale of Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over G4G from and after the Closing as a result of the Investor’s purchase and sale of the Shares hereunder.

j.            Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by the Investor with the SEC with respect to the beneficial ownership of G4G’s ordinary shares prior to the date hereof, the Investor is not currently a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) other than with those persons or entities of the Investor who may be deemed affiliates or control persons acting for the purpose of acquiring, holding or disposing of equity securities of G4G (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

k.            In making its decision to purchase the Shares, the Investor has relied solely upon (i) the SEC Documents, (ii) the representations and warranties of G4G contained in this Subscription Agreement and (iii) independent investigation made by the Investor or the investment adviser to which Investor has delegated decision-making authority over investments.

l.            The Investor understands that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

m.            The Investor has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

n.            The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor or the investment adviser to which Investor has delegated decision-making authority over investments, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound which would reasonably be expected to have a material adverse effect on the legal authority of the Investor to enter into and perform its obligations under this Subscription Agreement, and, if the Investor is not an individual, will not violate any provisions of the Investor’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature of the Investor or the investment adviser to which Investor has delegated decision-making authority over investments on this Subscription Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and assuming that this Subscription Agreement constitutes the valid and binding obligation of G4G, this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

o.            The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Investor agrees to use commercially reasonable efforts to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required by applicable law, the Investor, directly or indirectly, maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required by applicable law, the Investor, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Shares were legally derived.

p.            The Investor acknowledges that no disclosure or offering document has been provided to the Investor in connection with the offer and sale of the Shares.

q.            When required to deliver payment to G4G pursuant to Section 2 above, the Investor will have sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares pursuant to this Subscription Agreement.

r.            No broker, finder or other financial consultant has acted on behalf of the Investor in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on G4G.

7.            Registration Rights.

a.            G4G agrees that, within sixty (60) calendar days after the consummation of the Transaction (the “Filing Deadline”), it will file with the SEC (at its sole cost and expense) a registration statement to register under and in accordance with the provisions of the Securities Act, the resale of all Registrable Securities (as defined below) on Form S-1 (which shall be filed pursuant to Rule 415 under the Securities Act as a secondary-only registration statement), or any similar or successor long form registration registering the resale of such Shares (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (1) ninety (90) calendar days after the filing thereof, if the SEC notifies G4G that it will “review” the Registration Statement, and (2) five (5) business days after the date G4G is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Date”). G4G will use its commercially reasonable efforts to provide a draft of the Registration Statement to the Investor for review at least two (2) business days in advance of the filing of the Registration Statement; provided that, for the avoidance of doubt, in no event shall G4G be required to delay or postpone the filing of such Registration Statement as a result of or in connection with the Investor’s review. Any failure by G4G to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve G4G of its obligations to file a Registration Statement as set forth above.

b.            G4G shall promptly notify the Investor of the effectiveness of the Registration Statement. G4G shall file with the SEC a final form of prospectus pursuant to Rule 424 (or successor thereto) under the Securities Act no later than the second business day after the Registration Statement becomes effective. The Registration Statement shall include a “plan of distribution” that permits all lawful means of disposition of the Registrable Securities by the Investor, including block sales, agented transactions, sales directly into the market and other customary provisions (but, excluding for the avoidance of doubt, underwritten offerings).

c.            G4G agrees to cause such Registration Statement, or another shelf registration statement that includes the Registrable Securities, to remain effective, except for such times as G4G is expressly permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, until the earliest of (i) the second anniversary of the Closing, (ii) the date on which the Investor ceases to hold any Registrable Securities, or (iii) on the first date on which the Investor can sell all of its Registrable Securities under Rule 144 of the Securities Act without volume or manner of sale limitations and without the requirement for G4G to be in compliance with the current public information required under Rule 144(c)(2) (or Rule 144(i)(2), if applicable).

d.            In no event shall the Investor be identified as a statutory underwriter in the Registration Statement; provided, that if the SEC requires that the Investor be identified as a statutory underwriter in the Registration Statement, the Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to G4G, in which case G4G’s obligation to register the Registrable Securities will be deemed satisfied or (ii) be included as such in the Registration Statement. Notwithstanding the foregoing, if the SEC prevents G4G from including any or all of the Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable shareholders or otherwise, G4G shall use its best efforts to ensure that the SEC determines that (1) the offering contemplated by the Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 of the Securities Act and (2) the Investor is not a statutory underwriter. If G4G is unsuccessful in the efforts described in the preceding sentence then G4G shall cause such Registration Statement to register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the SEC. In such event, the number of Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Shares under Rule 415 under the Securities Act, G4G shall amend the Registration Statement or file a new Registration Statement (such amendment or new Registration Statement shall also be deemed to be a “Registration Statement” hereunder) to register such additional Shares and cause such Registration Statement to become effective as promptly as practicable after the filing thereof, but in any event no later than forty-five (45) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Date”); provided, that the Additional Effectiveness Date shall be extended to ninety (90) calendar days after the filing of such Registration Statement if such Registration Statement is reviewed by, and comments thereto are provided from, the SEC; provided, further, G4G shall have such Registration Statement declared effective within ten (10) business days after the date G4G is notified in writing by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review. G4G’s obligations to include the Registrable Securities for resale in the Registration Statement are contingent upon the Investor furnishing in writing to G4G such information regarding the Investor, the securities of G4G held by the Investor and the intended method of disposition of such Registrable Securities as shall be reasonably requested by G4G to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as G4G may reasonably request that are customary of a selling stockholder in similar situations. Investor shall not be entitled to use the Registration Statement for an underwritten offering.

e.            For as long as the Registration Statement is required to remain effective pursuant to Section 7(c), G4G will use its commercially reasonable efforts to (1) qualify the Registrable Securities for listing on Nasdaq or such other national securities exchange upon which the Shares are then listed, and (2) update or amend the Registration Statement as necessary to include all of the Shares offered hereby. For as long as the Investor holds the Registrable Securities being offered hereby, G4G will use its commercially reasonable efforts to (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the SEC required under the Exchange Act, as long as G4G remains subject to such requirements, and (C) provide all customary and reasonable cooperation necessary, in each case, to enable the Investor to resell Registrable Securities pursuant to the Registration Statement or Rule 144 of the Securities Act (when Rule 144 of the Securities Act becomes available to the Investor), as applicable, including providing any legal opinions to G4G’s transfer agent. G4G shall cause any restrictive legends related to the book-entry account holding the Shares acquired pursuant to this Subscription Agreement (or certificates related thereto) to be removed in connection with a sale, assignment or other transfer (and such Shares shall not be subject to any stop-transfer instructions) if (i) such Shares are registered for resale under the Securities Act (provided that, if the Investor is selling pursuant to an effective registration statement registering the Shares for resale, the Investor agrees to only sell such Shares during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), or (ii) to the extent such legend is no longer required, the Investor provides G4G with an opinion of counsel, in customary form, to the effect that the sale, assignment or transfer of the Shares may be made without registration under the applicable requirements of the Securities Act. G4G agrees that, following such time as any of the foregoing conditions is met, it will, no later than the earlier of (x) four (4) Trading Days and (y) the number of Trading Days comprising the Standard Settlement Period following the delivery by the Investor to G4G or the transfer agent for the Shares (the “Transfer Agent”) of a book-entry account or certificate representing Shares issued with a restrictive legend, deliver or cause the Transfer Agent to deliver to the Investor a book-entry account or certificate representing such Shares or, at the request of the Investor, deliver or cause to be delivered the Shares to the Investor by crediting the account of the Investor’s prime broker with DTC through its Deposit/Withdrawal at Custodian (DWAC) system, in each case, free from all restrictive and other legends and stop transfer instructions (or similar notations).

f.            For purposes hereof, “Trading Day” means any day on which the Shares are traded for any period on Nasdaq or, if Nasdaq is not the principal trading market for the Shares, on the principal trading market or other securities exchange or market on which the Shares are then being traded; provided, however, that during any period in which the Shares are not listed or quoted on Nasdaq or any other securities exchange or market, the term “Trading Day” shall mean a business day, and “Standard Settlement Period” means, as of any date, the standard settlement period for equity trades effected on securities exchanges in the United States, expressed in a number of Trading Days, as in effect on such date. “Registrable Securities” shall mean, as of any date of determination, the Shares and any other equity security issued or issuable with respect to the Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event. For purposes of this Section 7 only, an “Investor” shall include any person to whom the Investor has assigned its rights under Section 10(a).

g.            Notwithstanding anything to the contrary contained herein, G4G may delay or postpone filing an acceleration request in respect of such Registration Statement, and from time to time require the Investor not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement, if the board of directors of G4G reasonably determines in good faith upon the advice of counsel that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly or annual report under the Exchange Act, or if such filing or use would materially adversely affect a significant bona fide financing, acquisition or similar transaction of G4G or would require premature disclosure of material information that could materially adversely affect G4G and G4G has a bona fide business purpose for preserving as confidential (each such circumstance, a “Suspension Event”); provided, that, (i) G4G shall not so delay filing or so suspend the use of the Registration Statement for a period of more than forty five (45) consecutive days, not more than twice or more than a total of ninety (90) calendar days, in each case in any three hundred sixty (360) day period and (ii) G4G shall use commercially reasonable efforts to make such Registration Statement available for the sale by the Investor of such securities as soon as practicable thereafter. If so directed by G4G, the Investor will destroy all copies of the prospectus covering the Shares in the Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent the Investor is required to retain a copy of such prospectus (A) in order to comply with applicable legal or regulatory requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. Notwithstanding anything to the contrary, G4G shall cause its transfer agent to deliver unlegended Shares to a transferee of an Investor in connection with any sale of Shares with respect to which an Investor has entered into a contract for sale, prior to such Investor’s receipt of the notice of a Suspension Event and for which such Investor has not yet settled.

h.            At its expense, G4G shall advise the Investor within five (5) business days: (i) when a Registration Statement or any post-effective amendment thereto has been filed with the SEC and when such Registration Statement or post-effective amendment thereto has become effective; (ii) after it shall receive notice or obtain knowledge thereof, of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information; (iii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iv) of the receipt by G4G of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon receipt of any written notice from G4G (which notice shall not contain any material non-public information and which notice shall not be subject to any duty of confidentiality) of the happening of any of the foregoing or of a Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Investor agrees that it will promptly discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144 or the consummation of any sale pursuant to a contract entered into, or order placed, by the Investor prior to receipt of notice described in this sentence) until the Investor receives copies of a supplemental or amended prospectus (which G4G agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by G4G that it may resume such offers and sales (which notice shall not contain any material non-public information and which notice shall not be subject to any duty of confidentiality). Upon the occurrence of any event contemplated in clauses (i) through (v) above, except for such times as G4G is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, G4G shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Investor may deliver written notice (an “Opt-Out Notice”) to G4G requesting that the Investor not receive notices from G4G otherwise required by this Section 7(h); provided, however, that the Investor may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Investor (unless subsequently revoked), (i) G4G shall not deliver any such notices to the Investor and the Investor shall no longer be entitled to the rights associated with any such notice and (ii) the Investor will notify G4G in writing at least two (2) business days in advance of each intended use of an effective Registration Statement, and if a notice of a Suspension Event (as defined below) was previously delivered (or would have been delivered but for the provisions of this Section 7(h)) and the related suspension period remains in effect, G4G will so notify Investor, within one (1) business day of the Investor’s notification to G4G, by delivering to the Investor a copy of such previous notice of Suspension Event, and thereafter will provide the Investor with the related notice of the conclusion of such Suspension Event promptly following its availability.

i.            For purposes of this Section 7 only, “Shares” shall mean, as of any date of determination, the Shares beneficially owned by the Investor and any other equity security issued or issuable with respect to such Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, “Investor” shall include the person to whom the Investor has duly assigned its rights pursuant to the terms of this Subscription Agreement, and “G4G” shall refer to the post-Transaction company.

j.            G4G shall indemnify, defend and hold harmless the Investor (to the extent a seller under the Registration Statement) and its officers, directors, agents, partners, members, stockholders, affiliates, managers, investment advisers and employees, and each person who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable external attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) and expenses (collectively, “Losses”), as incurred, resulting from (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading; provided, however, that the indemnification contained in this Section 7(j) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of G4G (which consent shall not be unreasonably withheld, conditioned or delayed); provided, further, that G4G shall not be liable for any Losses resulting from a violation which occurs (A) in connection with any failure of the Investor to deliver or cause to be delivered a prospectus made available by G4G in a timely manner, (B) as a result of offers or sales effected by or on behalf of the Investor by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by G4G, or (C) in connection with any offers or sales effected by or on behalf of such Investor in violation of Section 7(g) hereof after having received notice as set forth in Section 7(h). G4G shall notify the Investor promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which G4G is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Investor.

k.            The Investor shall, severally and not jointly with any Other Investor, indemnify and hold harmless G4G, its directors, officers, agents and employees, and each person who controls G4G (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, resulting from any untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit furnished in writing to G4G by such Investor expressly for use therein; provided, however, that the indemnification contained in this Section 7(k) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of such Investor (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of such Investor be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Shares giving rise to such indemnification obligation. Investor shall notify G4G promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which such Investor is aware, provided that a failure by Investor to provide such notice shall not impact Investor’s right to be indemnified hereunder unless G4G is actually prejudiced thereby. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by Investor.

l.            If the indemnification provided under this Section 7 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 7, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7 from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 7(l) shall be several, and not joint with any Other Investor, and in no event shall the liability of Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Shares giving rise to such indemnification obligation.

8.            Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof: (x) upon the earliest to occur of (i) such date and time as the Transaction Agreement is terminated in accordance with its terms, (ii) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement and (iii) the Agreement End Date (as defined in the Transaction Agreement, and, for the avoidance of doubt, giving effect to any extension thereof pursuant to the Transaction Agreement) if the Closing has not occurred by such date; or (y) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied or waived, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the Closing; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover reasonable and documented losses, liabilities or damages arising from any such breach. G4G shall notify the Investor of the termination of the Transaction Agreement promptly after the termination of the Transaction Agreement. Upon the occurrence of any event described in clause (x) or (y) above, except for the proviso in the first sentence of this Section 8, this Subscription Agreement shall be void and of no further effect and any monies paid by the Investor to G4G in connection herewith shall promptly (and in any event within one business day) following such termination event be returned to the Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by Investor, without any deduction for or on account of any tax withholding, charges or set-off.

9.            Trust Account Waiver. The Investor hereby acknowledges that, as described in G4G’s prospectus dated December 9, 2021 relating to its IPO available at www.sec.gov, G4G has established a trust account (the “Trust Account”) containing the proceeds of the IPO and certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of G4G’s public shareholders and certain other parties. For and in consideration of G4G entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, as a result of, in connection with or relating in any way to this Subscription Agreement, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability; provided, however, that nothing in this Section 9 shall (x) serve to limit or prohibit the Investor’s right to pursue a claim against G4G for legal relief against assets held outside the Trust Account or other equitable relief, (y) serve to limit or prohibit any claims that the Investor may have in the future against G4G’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds), or (z) be deemed to limit or prohibit (i) the Investor’s right to pursue a claim against G4G for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, (ii) any claims that the Investor may have in the future against G4G’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds), (iii) the Investor’s right to distributions from the Trust Account in respect of Shares held by the Investor acquired by any means other than pursuant to this Subscription Agreement or (iv) the Investor’s right, title, interest or claim to any monies held in the Trust Account by virtue of its record or beneficial ownership of Shares currently outstanding on the date hereof or hereinafter acquired (other than Shares to be acquired pursuant to this Subscription Agreement), pursuant to a validly exercised redemption right with respect to any such Shares, except to the extent that the Investor has otherwise agreed in writing with G4G to not exercise such redemption right.

10.            Miscellaneous.

a.            Neither this Subscription Agreement nor any rights that may accrue to the Investor (other than the Shares acquired hereunder, if any, and the rights set forth in Section 7) or G4G hereunder may be transferred or assigned without the prior written consent of each of the other parties hereto, other than an assignment by the Investor to any fund or account managed or advised by the same general partner, managing member or investment manager as the Investor or an affiliate thereof, subject to, if such transfer or assignment is prior to the Closing Date, such transferee or assignee, as applicable, executing a joinder to this Subscription Agreement or a separate subscription agreement in substantially the same form as this Subscription Agreement, including with respect to the Subscription Amount and other terms and conditions; provided, that, in the case of any such transfer or assignment, the initial party to this Subscription Agreement shall remain bound by its obligations under this Subscription Agreement in the event that the transferee or assignee, as applicable, does not comply with its obligations to consummate the purchase of Shares contemplated hereby.

b.            G4G may request from the Investor such additional information as G4G may deem in good faith reasonably necessary to evaluate the eligibility of the Investor to acquire the Shares, and the Investor shall promptly provide such information as may reasonably be requested to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that, G4G agrees to keep any such information provided by the Investor confidential. The Investor acknowledges that G4G may file a copy of the form of this Subscription Agreement with the SEC as an exhibit to a periodic report of G4G or a registration statement of G4G.

c.            The Investor acknowledges that G4G, Zero Nox (with Zero Nox as an express third-party beneficiary to this Subscription Agreement including with a right of enforcement) and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Investor agrees to promptly notify G4G and Zero Nox if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Investor shall notify G4G and Zero Nox if they are no longer accurate in all respects).

d.            G4G, Zero Nox and the Investor are each entitled to rely on this Subscription Agreement and are each irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e.            All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing, in each case, until the expiration of any applicable statute of limitations under applicable law.

f.            This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 8 hereto) except by an instrument in writing, signed by (i) G4G and (ii) Zero Nox; provided, however, that this Subscription Agreement may not be modified or waived without the prior written consent of Investor unless such modification or waiver does not modify or waive the Subscription Amount or the Price Per Share therefor. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

g.            This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as otherwise set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and assigns; provided that Zero Nox shall be an express third-party beneficiary to this Subscription Agreement, shall be entitled to the rights and benefits hereunder and may enforce such provisions as if it were a party hereto.

h.            Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i.            If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect so long as this Subscription Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

j.            This Subscription Agreement may be executed in one or more counterparts (including by facsimile or any other form of electronic delivery (including ..pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k.            The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that G4G and Zero Nox shall be entitled to specifically enforce the Investor’s obligations to fund the Subscription Amount and the provisions of the Subscription Agreement of which Zero Nox is an express third party beneficiary, in each case, on the terms and subject to the conditions set forth herein.

l.            This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

m.            THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK IN NEW YORK COUNTY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 10(n) OF THIS SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10(m).

n.            All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient; (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient; (iii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid); or (iv) five (5) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 10(n).

All communications sent to G4G shall be sent to:

The Growth for Good Acquisition Corporation

12 E 49th Street, 11th Floor

New York, New York 10017
Attn: Yana Kakar

email: yana.kakar@g4ginvestment.com

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attn: Howard J. Ellin, Esq. & C. Michael Chitwood, Esq.

Email: Howard.Ellin@skadden.com & Michael.Chitwood@skadden.com

All communications sent to G4G (as well as all communications to be sent after the Closing to New Zero Nox) to:

Zero Nox, Inc.

1343 S. Main Street
Porterville, CA 93257

Attn: Vonn Christenson

Email: vonnc@zeronox.com

With a copy (which shall not constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue
New York, NY 10154

Attn: Mitchell S. Nussbaum & Tahra Wright

Email: mnussbaum@loeb.com & twright@loeb.com

All communications sent to the Investor shall be sent to:

____________________________

___________________________

___________________________

Attn: ______________________

Email: _________________________

o.            Each of the parties hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated hereby.

11.            Disclosure. G4G shall, within the time frame required by the SEC rules and regulations, issue one or more press releases or furnish or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby, all material terms of the Transaction and any other material, non-public information that G4G, Zero Nox or their respective employees, agents or representatives has provided to the Investor or any of the Investor’s affiliates, attorneys, agents or representatives at any time prior to the filing of the Disclosure Document. As of such filing of the Disclosure Document, the Investor and the Investor’s affiliates, attorneys, agents or representatives shall not be in possession of any material, non-public information received from G4G, Zero Nox or any of their respective officers, directors, employees, agents or representatives and the Investor shall no longer be subject to any confidentiality or similar obligations under any then-current agreement, whether written or oral, with G4G, Zero Nox or any of their affiliates in connection this Subscription Agreement, or the Transaction. G4G understands and confirms that the Investor and the Investor’s affiliates, attorneys, agents or representatives will rely on the foregoing representations and covenants in effecting transactions of securities in G4G. Notwithstanding the foregoing, G4G shall not publicly disclose the name of the Investor or any affiliate or investment adviser of the Investor to any person, or include the name of the Investor or any affiliate or investment adviser of the Investor (i) in any press release or marketing materials without the prior written consent (including by e-mail) of the Investor (which consent shall not be unreasonably withheld or conditioned), or (ii) or in any filing with the SEC or any regulatory agency or trading market, without the prior written consent (including by e-mail) of the Investor (which consent shall not be unreasonably withheld or conditioned), except as required by the federal securities laws, rules or regulations, and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which G4G’s securities are listed for trading, in which case G4G shall provide the Investor with prior written notice (including by e-mail) of such disclosure, and shall reasonably consult with the Investor regarding such disclosure.

12.            Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, G4G, Zero Nox or any of their respective affiliates or any of their or their respective affiliates’ control persons, officers, directors and employees), other than the SEC Documents and the statements, representations and warranties of G4G expressly contained in this Subscription Agreement, in making its investment or decision to invest in G4G. The Investor agrees that no other party to the Transaction Agreement (other than G4G), including any such party’s representatives, affiliates or any of its or their control persons, officers, directors or employees, that is not a party hereto shall be liable to the Investor pursuant to this Subscription Agreement related to the private placement of the Shares, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by G4G, Zero Nox or any Non-Party Affiliate concerning G4G, Zero Nox, any of their controlled affiliates, this Subscription Agreement or the transactions contemplated hereby. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of G4G, Zero Nox or any of G4G’s or Zero Nox’s controlled affiliates or any family member of the foregoing.

13.            Other Investors. For the avoidance of doubt, all obligations of the Investor hereunder are separate and several from the obligations of any other investor that may determine to commit to an investment in G4G. The decision of Investor to purchase the Shares pursuant to this Subscription Agreement has been made by Investor independently of any other investor or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of G4G, Zero Nox or any of their respective subsidiaries which may have been made or given by any other investor or investor or by any agent or employee of any other investor or investor, and neither Investor nor any of its agents or employees shall have any liability to any other investor or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other subscription agreement, and no action taken by Investor or other investors pursuant hereto or thereto, shall be deemed to constitute Investor or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement or any other subscription agreement. The Investor acknowledges that no other investor has acted as agent for Investor in connection with making its investment hereunder and no other investor will be acting as agent of Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any other investor to be joined as an additional party in any proceeding for such purpose.

14.            Stock Splits, etc. If any change in G4G’s ordinary shares shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number and type of Shares issued to the Investor and the Subscription Amount shall be appropriately adjusted to reflect such change.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, G4G has accepted this Subscription Agreement as of the date set forth below.

THE GROWTH FOR GOOD ACQUISITION CORPORATION

By:
Name:
Title:

Date:              , 2023

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor: _______________________	State/Country of Formation or Domicile: _______

By:

Name:

Title:

Name in which Shares are to be registered (if different):	Date: ________, 2023

Investor’s EIN:

Business Address:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Number of Shares subscribed for: [ ]

Aggregate Subscription Amount: $[ ] USD	Price Per Share: $[ ]

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by G4G in the Closing Notice.

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

☐  We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

**OR**

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

1.	☐ We are an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and have marked and initialed the appropriate box below indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

☐  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, limited liability company, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

**AND**

C. INSTITUTIONAL ACCOUNTS STATUS

☐  We or the investment adviser that has been delegated decision-making authority over our account are an “institutional account” (as defined in FINRA RULE 4512(c)).

This page should be completed by the Investor

and constitutes a part of the Subscription Agreement.